UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021
Commission File Number: 001-38465
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DOCUSIGN, INC.
(Exact name of registrant as specified in its charter)
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Delaware			91-2183967
(State or Other Jurisdiction of Incorporation)			(I.R.S. Employer Identification Number)

221 Main St.	Suite 1550	San Francisco	California	94105
(Address of Principal Executive Offices)				(Zip Code)

(415) 489-4940
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On March 11, 2021, DocuSign, Inc. (the "Company") reported financial results for the three months and the fiscal year ended January 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The press release is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On March 10, 2021, the Compensation and Leadership Development Committee of the Company's Board of Directors approved the terms, conditions and form of (i) Executive Severance and Change in Control Agreement and (ii) Amended and Restated Executive Severance and Change in Control Agreement (collectively, the “Executive Retention Agreements”), to be entered into with executive officers of the Company, including Daniel D. Springer, the Company’s President, Chief Executive Officer and principal executive officer; Cynthia Gaylor, the Company’s Chief Financial Officer and principal financial officer; and the following named executive officers: Scott V. Olrich, the Company’s Chief Operating Officer; Loren Alhadeff, the Company’s Chief Revenue Officer; and Trâm Phi, the Company’s Senior Vice President and General Counsel (such officers, collectively, the “Executives”). On March 11, 2021, the Company entered into the Executive Retention Agreement with Ms. Phi and expects to enter into Executive Retention Agreements with the other executive officers, including Mr. Springer, Ms. Gaylor, Mr. Olrich and Mr. Alhadeff.

The Executive Retention Agreements are not employment contracts and do not specify an employment term, compensation level or other terms and conditions of employment. The Executive Retention Agreements provide for certain severance benefits to an Executive in the event that his or her employment is terminated under specified circumstances as set forth in the Executive Retention Agreements. The Executive Retention Agreements are effective as of the date executed and in the case of Ms. Alhadeff, Ms. Gaylor, and Ms. Phi, will amend and restate each Executive’s existing Executive Severance and Change in Control Agreement.

If an Executive experiences a Qualifying Termination (as defined in the Executive Retention Agreement) outside a specified period, generally three months prior to and ending 12 months after a change in control (the “Change in Control Period”) and subject to certain conditions, including the Executive delivering a release of all employment related obligations of and claims and causes of action against the Company, the Company shall provide the Executive with the following severance benefits:

•Severance pay, in the form of a lump sum cash payment, less all applicable withholdings and deductions, an amount equal to six months of the Executive’s then-current base salary (12 months in the case of Mr. Springer) and 50% of the Executive’s target annual bonus for the performance year in which the Qualifying Termination occurs (100% of target bonus in the case of Mr. Springer).
•Continued employee benefits where the Company shall pay the Executive’s COBRA premiums for continuation of all health coverage for up to six months (12 months in the case of Mr. Springer).
•For the Executive’s then-outstanding equity compensation awards granted under the Company’s equity incentive plans (other than performance-based equity awards), six months’ vesting acceleration, effective as of the Executive’s termination date (12 months in the case of Mr. Springer).
•For the Executive’s then-outstanding equity compensation awards that otherwise only vest upon satisfaction of performance criteria, the vesting of such awards shall accelerate to the extent provided in the agreement(s) governing such award(s).

If an Executive experiences a Qualifying Termination (as defined in the Executive Retention Agreement) during the Change in Control Period and subject to certain conditions, including the Executive delivering a release of all employment related obligations of and claims and causes of action against the Company, the Company shall provide the Executive with the following severance benefits:

•Severance pay, in the form of a lump sum cash payment, less all applicable withholdings and deductions, an amount equal to 12 months of the Executive’s then-current base salary and none of the Executive’s target annual bonus for the performance year in which the Qualifying Termination occurs.
•Continued employee benefits where the Company shall pay the Executive’s COBRA premiums for continuation of all health coverage for up to 12 months.

•For the Executive’s then-outstanding equity compensation awards granted under the Company’s equity incentive plans (other than performance equity awards), full vesting acceleration, effective as of the Executive’s termination date.
•For the Executive’s then-outstanding equity compensation awards that otherwise only vest upon satisfaction of performance criteria, the vesting of such awards shall accelerate as set forth in the terms of the agreement(s) governing such award(s).

If there is a Change in Control without a Qualifying Termination, the vesting of each Executive’s equity awards (other than performance-based equity awards), shall accelerate as to 25% of any then-unvested shares subject to each such award as of immediately prior to the Change in Control (as defined in the Executive Retention Agreement). The foregoing acceleration shall not apply to any equity awards granted after the date the Executive entered into the Executive Retention Agreement. In the case of any performance-based equity awards, the achievement of any performance criteria upon a Change in Control shall be determined according to the applicable award agreement prior to the effect of this acceleration.

The Executive Retention Agreements are attached hereto as Exhibits 99.2 through 99.9 and are incorporated herein by reference. The foregoing summary is qualified entirely by reference to the full text of the Executive Retention Agreements.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Press Release dated March 11, 2021
99.2	Form of Amended and Restated Executive Severance and Change in Control Agreement by and between the Company and Loren Alhadeff
99.3	Executive Severance and Change in Control Agreement, dated as of March 11, 2021, by and between the Company and Joan Burke
99.4	Form of Executive Severance and Change in Control Agreement by and between the Company and Tom Casey
99.5	Form of Amended and Restated Executive Severance and Change in Control Agreement by and between the Company and Cynthia Gaylor
99.6	Form of Executive Severance and Change in Control Agreement by and between the Company and Scott Olrich
99.7	Amended and Restated Executive Severance and Change in Control Agreement, dated as of March 11, 2021, by and between the Company and Trâm Phi
99.8	Form of Executive Severance and Change in Control Agreement by and between the Company and Dan Springer
99.9	Form of Amended and Restated Executive Severance and Change in Control Agreement by and between the Company and Lambert Walsh
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 11, 2021

DOCUSIGN, INC.

By:	/s/ Cynthia Gaylor
Cynthia Gaylor
Chief Financial Officer
(Principal Accounting and Financial Officer)